UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2011

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 20, 2011, the Company’s stockholders elected each of the Company’s three nominees for Class II directors for a three-year term expiring in 2014, ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2012, approved the Company’s 2011 Equity Incentive Plan, approved, on a non-binding basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting (“Say on Pay”), and approved, on a non-binding basis, the Board's recommendation that Say on Pay votes be held on an annual basis.

The final results of the voting were as follows:

				Broker Non-
	For	Withheld	Abstentions	Votes

Election of Directors
Joseph Alutto	22,402,727	168,168	25,600	1,672,875
Jamie Iannone	22,407,632	162,906	25,957	1,672,875
Joseph Gromek	22,150,516	420,122	25,857	1,672,875

				Broker Non-
	For	Withheld	Abstentions	Votes

Ratification of the Appointment of Independent Registered Public Accounting Firm	24,207,893	36,124	25,353	0

Approval of 2011 Equity Incentive Plan	20,105,772	1,997,661	493,062	1,672,875

Approval of Compensation Paid To Named Executive Officers (“Say on Pay”)	21,677,335	430,414	488,746	1,672,875

					Broker Non-
	Every 1 Yr.	Every 2 Yrs.	Every 3 Yrs.	Abstain	Broker

Frequency of Say on Pay Votes	19,408,208	3,312	2,704,129	480,846	1,672,875

Based on the Board of Directors' recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future Say on Pay votes, the Company has adopted a policy to hold Say on Pay votes annually.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	2011 Equity Incentive Plan (the “2011 Plan”).

10.2	Form of Time-Based Restricted Stock Unit Award Agreement under the 2011 Plan.

10.3	Form of Performance-Based Restricted Stock Unit Award Agreement under the 2011 Plan.

10.4	Form of Deferred Stock Award Agreement under the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”).

10.5	Form of Performance Stock Award Agreement under the 2005 Plan.

Forward Looking Statements

This Current Report on Form 8-K  contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its Annual Report on Form 10-K for the fiscal year ended January 29, 2011. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by a further downturn in the economy or by other factors such as increases in the cost of gasoline, and the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 2011
THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer